Exhibit 10.93

EMPLOYMENT CONTRACT AMENDMENT

THE STATE OF TEXAS	§
	§	KNOW ALL MEN BY THESE PRESENTS:
COUNTY OF MIDLAND	§

THIS EMPLOYMENT CONTRACT AMENDMENT (“Amendment”) is made and entered into on or as of November 4, 2005. This Amendment amends the Employment Contract entered into between CAP ROCK ENERGY CORPORATION and WILLIAM WEST on November 3, 2005.

By this Amendment, CAP ROCK ENERGY CORPORATION (the “Company”), whose principal place of office is located in Midland, Midland County, Texas, and WILLIAM WEST, referred to in this Agreement as “West”, whose residence is in Midland, Midland County, Texas, agree to amend such Employment Contract and all other conflicting documents and arrangements to provide as follows:

ARTICLE 1

CHANGE IN EMPLOYMENT

1.01                        By this Amendment, the Company employs West and West accepts employment with the Company (a) from the date hereof until the date of the “Company Shareholder Approval” (as defined in the Agreement and Plan of Share Exchange (the “Share Exchange Agreement”), dated as of November 4, 2005, between the Company and Cap Rock Holding Corporation (the “Holding Company”)), as its President, and (b) from and after the date of the Company Shareholder Approval, as its President and Chief Executive Officer (“CEO”).

ARTICLE 2

SUPERSESSION AND EFFECTIVENESS

2.01                        This Amendment supersedes any other agreement or understanding, written or oral, between the parties with respect to the matter covered hereunder.

2.02                        This Amendment shall be for the benefit of the parties to the Amendment, as well as their respective successors and heirs. This Agreement may be assigned by the Company with the written consent of West.

2.03                        This Amendment shall become binding upon the parties from and as of the date of its execution.

IN WITNESS WHEREOF, the parties have executed this Agreement in duplicate originals, one being retained by each, on or as of the 4th day of November, 2005.

CAP ROCK ENERGY CORPORATION

WILLIAM WEST

STATE OF TEXAS	)(
)(
COUNTY OF MIDLAND	)(

This instrument was acknowledged before me on this 4th day of November, 2005, by                                         ,                  of the Board of Directors of Cap Rock Energy Corporation, a Texas corporation, on behalf of said corporation.

Notary Public, State of Texas

(SEAL)

STATE OF TEXAS	)(
)(
COUNTY OF MIDLAND	)(

Before me, on this 4th day of November, 2005, personally appeared WILLIAM WEST, known to me to be the person whose name is subscribed to the foregoing instrument and acknowledged to me that he executed the same for the purposes and consideration therein expressed.

Notary Public, State of Texas

(SEAL)